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                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

   The undersigned hereby agree as follows:

   (i) Each of them agrees that the Schedule 13D to which this Agreement is attached as an exhibit is filed on behalf of each of them.

   (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:
February 4, 2000       GTCR FUND VII, L.P.

                       By:  GTCR Partners VII, L.P., its General Partner
                       By:  GTCR Golder Rauner, L.L.C., its General Partner

                       By:   /s/ David A. Donnini
                             ---------------------------------------------
                       Name: David A. Donnini
                       Its:  Principal


                       GTCR PARTNERS VII, L.P.
                       By:  GTCR Golder Rauner, L.L.C., its General Partner

                       By:   /s/ David A. Donnini
                             ---------------------------------------------
                       Name: David A. Donnini
                       Its:  Principal


                       GTCR GOLDER RAUNER, L.L.C.

                       By:   /s/ David A. Donnini
                             ---------------------------------------------
                       Name: David A. Donnini
                       Its:  Principal


                       GTCR CAPITAL PARTNERS, L.P.

                       By:  GTCR Mezzanine Partners, L.P., its General Partner
                       By:  GTCR Partners VI, L.P., its General Partner
                       By:  GTCR Golder Rauner, L.L.C., its General Partner

                       By:   /s/ David A. Donnini
                             ---------------------------------------------
                       Name: David A. Donnini
                       Its:  Principal


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           [CONTINUATION OF SIGNATURE PAGE TO JOINT FILING AGREEMENT]


                        GTCR MEZZANINE PARTNERS, L.P.
                        By:  GTCR Partners VI, L.P., its General Partner
                        By:  GTCR Golder Rauner, L.L.C., its General Partner

                        By:     /s/ David A. Donnini
                                -----------------------------------------------
                        Name:  David A. Donnini
                        Its:   Principal

                        GTCR PARTNERS VI, L.P.
                        By:  GTCR Golder Rauner, L.L.C., its General Partner

                        By:     /s/ David A. Donnini
                                -----------------------------------------------
                        Name:  David A. Donnini
                        Its:   Principal


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